Litigation	6 Months Ended
Jun. 30, 2021
Litigation

21. Litigation

From time to time, the Group may become involved in litigation relating to claims arising from the ordinary course of business. The Group believes that there are currently no claims or actions pending against the Group, the ultimate disposition of which could have a material adverse effect on the Group’s results of operations, financial position or cash flows. However, litigation is subject to inherent uncertainties and the Group’s view of these matters may change in the future. When an unfavorable outcome occurs, there exists the possibility of a material adverse impact on the Group’s financial position and results of operations for the periods in which the unfavorable outcome occurs, and potentially in future periods.

On May 17, 2019, Luye Pharma Hong Kong Ltd. (“Luye”) issued a notice to the Group purporting to terminate a distribution agreement that granted the Group exclusive commercial rights to Seroquel in the PRC for failure to meet a pre-specified target. The Group disagrees with this assertion and believes that Luye have no basis for termination. As a result, the Group commenced confidential legal proceedings in 2019 in order to seek damages. As at June 30, 2021, the legal proceedings are still in progress. Accordingly, no adjustment has been made to Seroquel-related balances as at June 30, 2021, including accounts receivable, long-term prepayment, accounts payable and other payables of US$1.2 million, US$0.8 million, US$1.0 million and US$1.3 million respectively.